Exhibit 99.7

. OVERSTOCK.COM, INC. SUBSCRIPTION RIGHTS OFFERING THIS SUBSCRIPTION RIGHTS OFFERING EXPIRES AT 5:00 P.M., EASTERN TIME, ON DECEMBER 6, 2016 UNLESS THE EXERCISE PERIOD IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). Overstock.com, Inc. (the “Corporation”) is conducting a rights offering (the “Rights Offering”) in which the Corporation is distributing non-transferable rights (the “Subscription Rights”) to the holders of record (the “Record Holders”) of the Corporation’s common stock (the “Common Stock”) as of 4:00 p.m., Eastern Time, on November 10, 2016 (the “Record Date”), as described and subject to the limitations set forth in the accompanying base Prospectus dated December 9, 2015 (the “Base Prospectus”) and Prospectus Supplement dated November 14, 2016 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). Each Record Holder will receive one Subscription Right for each ten (10) shares of Common Stock held on the Record Date, plus one additional Subscription Right if the number of shares of Common Stock held by the Record Holder on the Record Date is not exactly divisible by ten. Subject to proration and other limitations described in the Prospectus, each Subscription Right entitles the Record Holder to subscribe (the “Basic Subscription Privilege”) for one share of either (1) the Corporation’s Blockchain Voting Series A Preferred Stock, $0.0001 par value per share (the “Series A Preferred”), which will be issued as digital securities, or (2) the Corporation’s Voting Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred”), which will be issued as non-digital certificated or uncertificated securities, in each case at a subscription price per share calculated as set forth below under “SUBSCRIPTION PRICE” (the “Subscription Price”). All Record Holders may subscribe for shares of Series B Preferred. However, only U.S. residents and entities meeting the qualifications described below may purchase shares of Series A Preferred. Individual U.S. residents must provide a Form W-9 and must be either a U.S. citizen with a U.S. address or a U.S. permanent resident alien who has maintained a residence in the United States for a minimum of one year and possesses a valid U.S. Social Security number. A corporation, partnership or limited liability company formed under the laws of the United States or any state and that has a physical address in the United States and provides a valid U.S. employer identification number may also purchase shares of Series A Preferred. Subject to additional requirements that Keystone may impose, a trust may purchase shares of Series A Preferred as described in the Prospectus if the trust has a physical address in the United States and all of the trustees would quality to purchase Series A Preferred on their own behalf. As described in the Prospectus, the Series A Preferred may be acquired and held only by the beneficial owner, and may not be held in “street name,” except that custodial accounts for minors will be permitted if the custodian would qualify to purchase shares of Series A Preferred on its own behalf. Each Record Holder who fully exercises the Basic Subscription Privilege for shares of one series will be eligible to participate in an over-subscription privilege (the “Over-Subscription Privilege”). Under the terms of the Over-Subscription Privilege, subject to the conditions and limitations described in the Prospectus, a Record Holder may be entitled to subscribe for additional shares of the same series that such holder subscribed for pursuant to the Basic Subscription Privilege at the Subscription Price, to the extent that the shares are unclaimed by other Record Holders exercising their Basic Subscription Privilege. The Record Holder named on each subscription rights certificate (“Rights Certificate”) is entitled to the number of Subscription Rights shown on such Rights Certificate. The method of exercise of Subscription Rights depends on whether the Record Holder desires to subscribe for shares of Series A Preferred, shares of Series B Preferred, or both, as described below under “METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS”. THE SUBSCRIPTION RIGHTS ARE NON-TRANSFERABLE The Rights Certificates and the related Subscription Rights are non-transferrable. They cannot be sold, transferred or assigned to anyone else. Only the Record Holder can exercise the Subscription Rights. SUBSCRIPTION PRICE The Subscription Price, whether for shares of Series A Preferred or shares of Series B Preferred, and for both the Basic Subscription Privilege and the Over-Subscription Privilege, will be calculated as the lower of: (A) $15.68 (the “Maximum Price”), or (B) 95% of the volume-weighted average trading price of the Common Stock on the Nasdaq Global Market for the five (5) trading days ending on and including December 6, 2016 (the “End of Subscription Period Price”). You will be required to fund your subscription at the Maximum Price. If the End of Subscription Period Price is lower than the Maximum Price, Computershare Trust Company, N.A. (the “Rights Agent”) will refund the difference to you promptly after the closing of the Rights Offering. METHOD OF EXERCISE OF SUBSCRIPTION RIGHTS Series A Preferred --In order to exercise your Subscription Rights for shares of Series A Preferred, you must go to the Subscription Portal created by the Rights Agent located at https://www.mydigitalshares.com and follow the instructions on the Subscription Portal. Series B Preferred --In order to exercise your Subscription Rights for shares of Series B Preferred, you must properly complete and sign your Rights Certificate on the back and return it to the Rights Agent, Computershare Trust Company, N.A., in the envelope provided, together with payment in full for an amount equal to the Maximum Price multiplied by the total number of shares of Series B Preferred that you are requesting to purchase, before 5:00 p.m., Eastern Time, on December 6, 2016. 02FLKO